Exhibit 10-3
FOURTH AMENDMENT
FOURTH AMENDMENT, dated as of August 25, 2010 (this “Amendment”), to the Competitive Advance and Revolving Credit Agreement, dated as of February 27, 2004 and effective as of March 15, 2004, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007 and as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008 and as further amended by the Third Amendment thereto, dated as of September 28, 2009 (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GANNETT CO., INC., a Delaware corporation (“Gannett”), the several banks and other financial institutions parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), JPMORGAN CHASE BANK, N.A., as syndication agent, LLOYDS TSB BANK PLC AND SUNTRUST BANK, as Documentation Agents, and Banc of America Securities LLC and J.P.Morgan Securities Inc. as joint lead arrangers and joint bookrunners.
W I T N E S S E T H:
WHEREAS, Gannett has requested certain amendments to the Credit Agreement;
WHEREAS, the parties are willing to consent to the requested amendments on the terms and conditions contained herein;
NOW THEREFORE, the parties hereto hereby agree as follows:
1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions, in proper alphabetical order, as follows:
“Fourth Amendment”: the Fourth Amendment to the Agreement dated as of August 25, 2010, among Gannett, the Lenders and the Administrative Agent.
“Fourth Amendment Arranger”: J.P. Morgan Securities Inc., solely in its capacity as arranger of the Fourth Amendment.
“Fourth Amendment Effective Date”: the date on which the conditions precedent set forth in paragraph 5 of the Fourth Amendment shall have been satisfied or waived.
3. Amendment to Section 6.5 (“Indebtedness”). Clause (i) of Section 6.5(b) of the Credit Agreement is hereby amended in its entirety as follows:
“(i) permit any Guarantor to, directly or indirectly, create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except (A) unsecured Indebtedness, the proceeds of which are used to refinance any of Gannett’s bonds having a maturity date earlier than the Five-Year Termination Date, (B) Indebtedness among Gannett and one or more Guarantors, or among Guarantors, in each case that is contractually subordinated to the Obligations and (C) Indebtedness other than Indebtedness of a type specified in clauses (A) or (B) of this paragraph (i) in an aggregate principal not to exceed $1,443,429,000 at any one time outstanding; or”

4. Amendment to Article VIII. Article VIII (“The Administrative Agent”) of the Credit Agreement is amended by adding a new Section 8.11 (“Fourth Amendment Arranger”) as follows:
Section 8.11 Fourth Amendment Arranger. The rights, privileges, protections, immunities and benefits given to the Administrative Agent, including without limitation its right to be indemnified, are extended to, and shall be enforceable by, J.P. Morgan Securities Inc., solely in its capacity as Fourth Amendment Arranger, on an equivalent basis, as applicable, as the Administrative Agent.
5. Effectiveness. This Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”) on which J.P. Morgan Securities Inc., as arranger of this Fourth Amendment (the “Fourth Amendment Arranger”) shall have received counterparts hereof duly executed by (i) Gannett, (ii) the Administrative Agent and (iii) Lenders constituting Required Lenders.
6. Representations and Warranties. Gannett hereby represents and warrants that, on and as of the Fourth Amendment Effective Date, after giving effect to this Amendment:
(a) No Default or Event of Default has occurred and is continuing; and
(b) Each of the representations and warranties of Gannett in the Credit Agreement and this Amendment is true and correct in all material respects, as if made on and as of the date hereof; and since December 27, 2009 there has been no Material change in the business or financial condition of Gannett and its Subsidiaries taken as a whole that has not been publicly disclosed.
7. Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. From and after the date hereof, all references in the Credit Agreement thereto shall be to the Credit Agreement as amended hereby.
8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
9. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.
10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
11. Expenses. Gannett agrees to pay or reimburse each of the Administrative Agent and the Fourth Amendment Arranger for all of their reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and Fourth Amendment Arranger.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

GANNETT CO., INC.
By:	/s/ Michael A. Hart
	Name:	Michael A. Hart
	Title:	Vice President & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Antonika Thomas
	Name:	Antonika (Toni) Thomas
	Title:	Assistant Vice President

Consented to and agreed:

J.P. MORGAN SECURITIES INC., as Fourth Amendment Arranger

By:	/s/ David Mallett

	Name:	David Mallett
	Title:	Managing Director
Signature page to Fourth Amendment to Credit Agreement

Bank of America, N.A.
[NAME OF LENDER], as a Lender
By:	/s/ Peter van der Horst
	Name:	Peter van der Horst
	Title:	Senior Vice President
Signature page to Fourth Amendment to Credit Agreement

Bank of Hawaii
[NAME OF LENDER], as a Lender
By:	/s/ Marc Adelberger
	Name:	Marc Adelberger
	Title:	Vice President
Signature page to Fourth Amendment to Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd. New York Branch
[NAME OF LENDER], as a Lender
By:	/s/ G. Stoecklein
	Name:	G. Stoecklein
	Title:	Authorized Signatory
Signature page to Fourth Amendment to Credit Agreement

Barclays Bank PLC
[NAME OF LENDER], as a Lender
By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Assistant Vice President
Signature page to Fourth Amendment to Credit Agreement

Capital One, N.A.
[NAME OF LENDER], as a Lender
By:	/s/ Rick Larson
	Name:	Rick Larson
	Title:	Senior Vice President
Signature page to Fourth Amendment to Credit Agreement

Citibank, N.A.
[NAME OF LENDER], as a Lender
By:	/s/ Elizabeth Gonzalez
	Name:	Elizabeth Minnella Gonzalez
	Title:	Vice President and Director
Signature page to Fourth Amendment to Credit Agreement

Comerica Bank
[NAME OF LENDER], as a Lender
By:	/s/ Blake Arnett
	Name:	Blake Arnett
	Title:	Vice President
Signature page to Fourth Amendment to Credit Agreement

Fifth Third Bank
[NAME OF LENDER], as a Lender
By:	/s/ Randolph J. Steirer
	Name:	Randolph J. Steirer
	Title:	Vice President
Signature page to Fourth Amendment to Credit Agreement

First Hawaiian Bank
[NAME OF LENDER], as a Lender
By:	/s/ Jeffrey N. Higashi
	Name:	Jeffrey N. Higashi
	Title:	Senior Vice President
Signature page to Fourth Amendment to Credit Agreement

JPMorgan Chase Bank, N.A.
[NAME OF LENDER], as a Lender
By:	/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Executive Director
Signature page to Fourth Amendment to Credit Agreement

Lloyds TSB Bank, plc
[NAME OF LENDER], as a Lender
By:	/s/ Windsor Davies
	Name:	Windsor Davies
	Title:	Managing Director, Corporate Banking

By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	Senior vice President, Corporate Banking
Signature page to Fourth Amendment to Credit Agreement

Mizuho Corporate Bank, Ltd.
[NAME OF LENDER], as a Lender
By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager
Signature page to Fourth Amendment to Credit Agreement

The Northern Trust Company
[NAME OF LENDER], as a Lender
By:	/s/ Lisa McDermott
	Name:	Lisa McDermott
	Title:	Vice President
Signature page to Fourth Amendment to Credit Agreement

Suntrust Bank
[NAME OF LENDER], as a Lender
By:	/s/ Michael Vegh
	Name:	Michael Vegh
	Title:	Director
Signature page to Fourth Amendment to Credit Agreement

US Bank National Association
[NAME OF LENDER], as a Lender
By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Vice President
Signature page to Fourth Amendment to Credit Agreement

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